UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2005

GE Commercial Mortgage Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-114525-03 (Commission File Number)	02-0666931 (IRS Employer Identification No.)
292 Long Ridge Road, Stamford, Connecticut (Address of principal executive offices)	06927 (Zip Code)

Registrant's telephone number, including area code 203-357-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-C3, which was made on September 12, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 4.02 of the Pooling and Servicing Agreement for the distribution on September 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF GE COMMERCIAL MORTGAGE CORPORATION, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: September 16, 2005
GE Commercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
11-Oct-05
31-Aug-05
Administrator:
Deanna Murphy 312.904.7989
deanna.murphy@abnamro.com
Analyst:
Steven Hutchins 714.259.6250
steven.hutchins@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
SWAP Summary
Cash Reconciliation Summary
Bond Interest Reconciliation
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Rating Information
Loan Level Detail
Historical Collateral Prepayment
Page 2-5

Page 7-9

Page 13-14
Page 15-20

Delinquent Loan Detail
Realized Loss Detail
Historical REO Report
Defeased Loans
Appraisal Reduction Detail
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
GECM05C3
GECM05C3_200509_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
25-Aug-05
12-Sep-05
10-Jul-45
Modified Loan Detail

Parties to The Transaction
Depositor: GE Commercial Mortgage Corporation
Underwriter: Banc of America Securities LLC/Deutsche Bank Securities Inc.
Master Servicer: Midland Loan Services, Inc.
Special Servicer: Midland Loan Services, Inc.
Rating Agency: Fitch, Inc./Standard & Poor's Ratings Services
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.midlandls.com
www.etrustee.net

09-Sep-2005 - 12:05 (W992-X036) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.313917%
3.641250%
3.728130%
12-Sep-05
12-Sep-05
N/A
11-Oct-05
31-Aug-05
GE Commercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
96
Upper-Tier REMIC
Statement Date:
ABN AMRO Acct: 722902.1
1000.000000000
7.166538532
0.000000000
992.833461468
3.825833369
Fixed
0.00
0.00
0.000000000
4.5910000000%
0.000000000
36828QNQ5
A-1
70,551,000.00
505,606.46
0.00
70,045,393.54
269,916.37
70,551,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.044166660
Fixed
0.00
0.00
0.000000000
4.8530000000%
0.000000000
36828QNR3
A-2
117,365,000.00
0.00
0.00
117,365,000.00
474,643.62
117,365,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.052500000
Fixed
0.00
0.00
0.000000000
4.8630000000%
0.000000000
36828QPU4
A-3FX
180,000,000.00
0.00
0.00
180,000,000.00
729,450.00
180,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.205000000
5.0460000000%
0.00
0.00
0.000000000
5.0460000000%
0.000000000
36828QNT9
A-4
145,390,000.00
0.00
0.00
145,390,000.00
611,364.95
145,390,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.149166695
4.9790000000%
0.00
0.00
0.000000000
4.9790000000%
0.000000000
36828QNU6
A-5
118,168,000.00
0.00
0.00
118,168,000.00
490,298.73
118,168,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.235833333
5.0830000000%
0.00
0.00
0.000000000
5.0830000000%
0.000000000
36828QNW2
A-6
75,000,000.00
0.00
0.00
75,000,000.00
317,687.50
75,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.116666667
Fixed
0.00
0.00
0.000000000
4.9400000000%
0.000000000
36828QPV2
A-AB
74,502,000.00
0.00
0.00
74,502,000.00
306,699.90
74,502,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.145000000
4.9740000000%
0.00
0.00
0.000000000
4.9740000000%
0.000000000
36828QPW0
A-7A
386,682,000.00
0.00
0.00
386,682,000.00
1,602,796.89
386,682,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.195833348
5.0350000000%
0.00
0.00
0.000000000
5.0350000000%
0.000000000
36828QPX8
A-7B
55,241,000.00
0.00
0.00
55,241,000.00
231,782.03
55,241,000.00
1000.000000000
0.313530214
0.000000000
999.686469786
4.124166678
4.9490000000%
0.00
0.00
0.000000000
4.9490000000%
0.000000000
36828QNY8
A-1A
444,990,000.00
139,517.81
0.00
444,850,482.19
1,835,212.93
444,990,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.220833328
5.0650000000%
0.00
0.00
0.000000000
5.0650000000%
0.000000000
36828QNZ5
A-J
161,353,000.00
0.00
0.00
161,353,000.00
681,044.12
161,353,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.341103886
5.0544740000%
0.00
0.00
0.000000000
5.2093244000%
0.000000000
36828QPB6
B
13,226,000.00
0.00
0.00
13,226,000.00
57,415.44
13,226,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.356937036
5.0734740000%
0.00
0.00
0.000000000
5.2283244000%
0.000000000
36828QPC4
C
29,096,000.00
0.00
0.00
29,096,000.00
126,769.44
29,096,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.381937054
5.1034740000%
0.00
0.00
0.000000000
5.2583244000%
0.000000000
36828QPD2
D
21,161,000.00
0.00
0.00
21,161,000.00
92,726.17
21,161,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.396103760
5.1204740000%
0.00
0.00
0.000000000
5.2753244000%
0.000000000
36828QPE0
E
34,387,000.00
0.00
0.00
34,387,000.00
151,168.82
34,387,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.396103910
5.1204740000%
0.00
0.00
0.000000000
5.2753244000%
0.000000000
36828QPG5/U36984EC9
F
18,516,000.00
0.00
0.00
18,516,000.00
81,398.26
18,516,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.396103503
5.1204740000%
0.00
0.00
0.000000000
5.2753244000%
0.000000000
36828QPH3/U36984ED7
G
23,806,000.00
0.00
0.00
23,806,000.00
104,653.64
23,806,000.00
09-Sep-2005 - 12:05 (W992-X036) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.313917%
3.641250%
3.728130%
12-Sep-05
12-Sep-05
N/A
11-Oct-05
31-Aug-05
GE Commercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
96
Upper-Tier REMIC
Statement Date:
ABN AMRO Acct: 722902.1
1000.000000000
0.000000000
0.000000000
1000.000000000
4.396103681
5.1204740000%
0.00
0.00
0.000000000
5.2753244000%
0.000000000
36828QPJ9/U36984EE5
H
21,161,000.00
0.00
0.00
21,161,000.00
93,025.95
21,161,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.396103585
5.1204740000%
0.00
0.00
0.000000000
5.2753244000%
0.000000000
36828QPK6/U36984EF2
J
31,742,000.00
0.00
0.00
31,742,000.00
139,541.12
31,742,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.966667087
4.7600000000%
0.00
0.00
0.000000000
4.7600000000%
0.000000000
36828QPL4/U36984EG0
K
7,936,000.00
0.00
0.00
7,936,000.00
31,479.47
7,936,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.966666667
4.7600000000%
0.00
0.00
0.000000000
4.7600000000%
0.000000000
36828QPM2/U36984EH8
L
7,935,000.00
0.00
0.00
7,935,000.00
31,475.50
7,935,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.966666667
4.7600000000%
0.00
0.00
0.000000000
4.7600000000%
0.000000000
36828QPN0/U36984EJ4
M
10,581,000.00
0.00
0.00
10,581,000.00
41,971.30
10,581,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.966665406
4.7600000000%
0.00
0.00
0.000000000
4.7600000000%
0.000000000
36828QPP5/U36984EK1
N
2,645,000.00
0.00
0.00
2,645,000.00
10,491.83
2,645,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.966666667
4.7600000000%
0.00
0.00
0.000000000
4.7600000000%
0.000000000
36828QPQ3/U36984EL9
O
7,935,000.00
0.00
0.00
7,935,000.00
31,475.50
7,935,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.966667087
4.7600000000%
0.00
0.00
0.000000000
4.7600000000%
0.000000000
36828QPR1/U36984EM7
P
7,936,000.00
0.00
0.00
7,936,000.00
31,479.47
7,936,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.966666664
4.7600000000%
0.00
0.00
0.000000000
4.7600000000%
0.000000000
36828QPS9/U36984EN5
Q
23,806,258.00
0.00
0.00
23,806,258.00
94,431.49
23,806,258.00
1000.000000000
0.000000000
0.000000000
999.695136885
0.032247799
0.0409000000%
0.00
0.00
0.000000000
0.0386974000%
0.000000000
N
36828QPF7/U36984EB1
X-C
2,116,111,258.00
0.00
0.00
2,115,466,133.73
68,239.93
2,116,111,258.00
1000.000000000
0.000000000
0.000000000
1000.000000000
0.224782149
0.1234830000%
0.00
0.00
0.000000000
0.2697386000%
0.000000000
N
36828QPA8
X-P
2,070,356,000.00
0.00
0.00
2,070,356,000.00
465,379.07
2,070,356,000.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSW992
LR
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSX035
R
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
2,091,111,258.00
2,091,111,258.00
9,849,143.71
Total
2,090,466,133.73
645,124.27
0.00
9,204,019.44
09-Sep-2005 - 12:05 (W992-X036) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.313917%
3.641250%
3.728130%
12-Sep-05
12-Sep-05
N/A
11-Oct-05
31-Aug-05
GE Commercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
96
Excess Interest Grantor Trust
Statement Date:
ABN AMRO Acct: 722902.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSX036
S
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
09-Sep-2005 - 12:05 (W992-X036) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.313917%
3.641250%
3.728130%
12-Sep-05
12-Sep-05
N/A
11-Oct-05
31-Aug-05
GE Commercial Mortgage Corporation
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
96
Class A-3FL Grantor Trust
Statement Date:
ABN AMRO Acct: 722902.1
1000.000000000
0.000000000
0.000000000
1000.000000000
1.673888800
3.8531300000%
0.00
0.00
0.000000000
3.7662500000%
0.000000000
36828QPT7
A-3FL
25,000,000.00
0.00
0.00
25,000,000.00
41,847.22
25,000,000.00
Total P&I Payment
0.00
0.00
25,000,000.00
25,000,000.00
41,847.22
Total
25,000,000.00
0.00
0.00
41,847.22
09-Sep-2005 - 12:05 (W992-X036) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
11-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Other Related Information
Statement Date:
Float Payer:
Fixed Payer:
SWAP Contract
SWAP Contract
Notional
Amount
Received
Amount
Paid
Yield Maintenance
Prepayment Premiums
Paid
Shortfall
Amount
SWAP Payments
Rate
Amount
25,000,000.00
25,000,000.00
%
4.73400
%
3.76625
98,625.00
41,847.22
0.00
56,777.78
0.00
0.00

09-Sep-2005 - 12:05 (W992-X036) (c) 2005 LaSalle Bank N.A.

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
11-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
9,370,699.87
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
9,370,699.87
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
9,304,407.84
)
(1,763.43
0.00
0.00
0.00
)
(1,763.43
645,124.27
0.00
645,124.27
0.00
0.00
0.00
0.00
0.00
0.00
645,124.27
9,949,532.11
9,947,768.69
2,116,111,258.21
132
645,124.27
0.00
0
0.00
0.00
0
0.00
0
2,115,466,133.94
132
0.00
0.00
0.00
0.00
0.00
0.00
66,292.03
0.00
0.00
0.00
66,292.03
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(66,292.03
9,302,644.42
Interest Not Advanced (
Current Period
)
0.00
0.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

09-Sep-2005 - 12:05 (W992-X036) (c) 2005 LaSalle Bank N.A.

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
11-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Statement Date:
Cash Reconciliation Summary Loan Group 1
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
7,442,892.85
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
7,442,892.85
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
7,389,281.89
)
(1,392.60
0.00
0.00
0.00
)
(1,392.60
505,606.46
0.00
505,606.46
0.00
0.00
0.00
0.00
0.00
0.00
505,606.46
7,894,888.35
7,893,495.75
1,671,120,765.14
95
505,606.46
0.00
0
0.00
0.00
0
0.00
0
1,670,615,158.68
95
0.00
0.00
0.00
0.00
0.00
0.00
53,610.96
0.00
0.00
0.00
53,610.96
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(53,610.96
7,387,889.29
Interest Not Advanced (
Current Period
)
0.00
0.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

09-Sep-2005 - 12:05 (W992-X036) (c) 2005 LaSalle Bank N.A.

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
11-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Statement Date:
Cash Reconciliation Summary Loan Group 2
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,927,807.02
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
1,927,807.02
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
1,915,125.95
)
(370.83
0.00
0.00
0.00
)
(370.83
139,517.81
0.00
139,517.81
0.00
0.00
0.00
0.00
0.00
0.00
139,517.81
2,054,643.76
2,054,272.93
444,990,493.07
37
139,517.81
0.00
0
0.00
0.00
0
0.00
0
444,850,975.26
37
0.00
0.00
0.00
0.00
0.00
0.00
12,681.07
0.00
0.00
0.00
12,681.07
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(12,681.07
1,914,755.12
Interest Not Advanced (
Current Period
)
0.00
0.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

09-Sep-2005 - 12:05 (W992-X036) (c) 2005 LaSalle Bank N.A.

GE Commercial Mortgage Corporation
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
11-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
2.00
1.00
0.00
0.00
0.00
0.00
0.00
A-1
30
269,916.37
269,916.37
269,916.37
0.00
20.00%
20.01%
30/360
4.591000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
474,643.62
474,643.62
474,643.62
0.00
20.00%
20.01%
30/360
4.853000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3FX
30
729,450.00
729,450.00
729,450.00
0.00
20.00%
20.01%
30/360
4.863000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
611,364.95
611,364.95
611,364.95
0.00
20.00%
20.01%
30/360
5.046000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-5
30
490,298.73
490,298.73
490,298.73
0.00
20.00%
20.01%
30/360
4.979000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-6
30
317,687.50
317,687.50
317,687.50
0.00
20.00%
20.01%
30/360
5.083000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-AB
30
306,699.90
306,699.90
306,699.90
0.00
20.00%
20.01%
30/360
4.940000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-7A
30
1,602,796.89
1,602,796.89
1,602,796.89
0.00
20.00%
20.01%
30/360
4.974000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-7B
30
231,782.03
231,782.03
231,782.03
0.00
20.00%
20.01%
30/360
5.035000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1A
30
1,835,212.93
1,835,212.93
1,835,212.93
0.00
20.00%
20.01%
30/360
4.949000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-J
30
681,044.12
681,044.12
681,044.12
0.00
12.38%
12.38%
30/360
5.065000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
57,415.44
57,415.44
57,415.44
0.00
11.75%
11.75%
30/360
5.209324400%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
126,769.44
126,769.44
126,769.44
0.00
10.38%
10.38%
30/360
5.228324400%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
92,726.17
92,726.17
92,726.17
0.00
9.38%
9.38%
30/360
5.258324400%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
151,168.82
151,168.82
151,168.82
0.00
7.75%
7.75%
30/360
5.275324400%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
81,398.26
81,398.26
81,398.26
0.00
6.88%
6.88%
30/360
5.275324400%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
104,653.64
104,653.64
104,653.64
0.00
5.75%
5.75%
30/360
5.275324400%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
93,025.95
93,025.95
93,025.95
0.00
4.75%
4.75%
30/360
5.275324400%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
139,541.12
139,541.12
139,541.12
0.00
3.25%
3.25%
30/360
5.275324400%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
31,479.47
31,479.47
31,479.47
0.00
2.88%
2.88%
30/360
4.760000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
31,475.50
31,475.50
31,475.50
0.00
2.50%
2.50%
30/360
4.760000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
41,971.30
41,971.30
41,971.30
0.00
2.00%
2.00%
30/360
4.760000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
10,491.83
10,491.83
10,491.83
0.00
1.88%
1.88%
30/360
4.760000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
31,475.50
31,475.50
31,475.50
0.00
1.50%
1.50%
30/360
4.760000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
31,479.47
31,479.47
31,479.47
0.00
1.13%
1.13%
30/360
4.760000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Q
30
94,431.49
94,431.49
94,431.49
0.00
0.00%
0.00%
30/360
4.760000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-C
30
68,239.93
68,239.93
68,239.93
0.00
NA
NA
30/360
0.038697400%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-P
30
465,379.07
465,379.07
465,379.07
0.00
NA
NA
30/360
0.269738600%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
S
30
0.00
0.00
0.00
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3FL Swap
16
56,777.78
56,777.78
56,777.78
0.00
NA
NA
Act/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3FL
16
41,847.22
41,847.22
41,847.22
0.00
20.00%
20.01%
Act/360
3.766250000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
9,302,644.44
9,302,644.44
9,302,644.44
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
09-Sep-2005 - 12:05 (W992-X036) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
11-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 722902.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
9/12/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

09-Sep-2005 - 12:05 (W992-X036) (c) 2005 LaSalle Bank N.A.

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
11-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 722902.1
Series 2005-C3
12-Sep-05
132
100.00%
2,115,466,134
99.97%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
96
208
5.31%
5.28%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

09-Sep-2005 - 12:05 (W992-X036) (c) 2005 LaSalle Bank N.A.

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
11-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
A-1
36828QNQ5
AAA
NR
AAA
A-2
36828QNR3
AAA
NR
AAA
A-3FX
36828QPU4
AAA
NR
AAA
A-4
36828QNT9
AAA
NR
AAA
A-5
36828QNU6
AAA
NR
AAA
A-6
36828QNW2
AAA
NR
AAA
A-AB
36828QPV2
AAA
NR
AAA
A-7A
36828QPW0
AAA
NR
AAA
AA
2/17/05
AA
2/23/05
A-7B
36828QPX8
AAA
NR
AAA
AA-
2/17/05
AA-
2/23/05
A-1A
36828QNY8
AAA
NR
AAA
A
2/17/05
A
2/23/05
A-J
36828QNZ5
AAA
NR
AAA
A-
2/17/05
A-
2/23/05
B
36828QPB6
AA+
NR
AA+
BBB+
2/17/05
BBB+
2/23/05
C
36828QPC4
AA
NR
AA
BBB
2/17/05
BBB
2/23/05
D
36828QPD2
AA-
NR
AA-
BBB-
2/17/05
BBB-
2/23/05
E
36828QPE0
A
NR
A
BB+
2/17/05
BB+
2/23/05
F
36828QPG5
A-
NR
A-
BB
2/17/05
BB
2/23/05
G
36828QPH3
BBB+
NR
BBB+
BB-
2/17/05
BB-
2/23/05
H
36828QPJ9
BBB
NR
BBB
B+
2/17/05
B+
2/23/05
J
36828QPK6
BBB-
NR
BBB-
B
2/17/05
B
2/23/05
K
36828QPL4
BB+
NR
BB+
B-
2/17/05
B-
2/23/05
L
36828QPM2
BB
NR
BB
NR
2/23/05
M
36828QPN0
BB-
NR
BB-
AAA
2/17/05

09-Sep-2005 - 12:05 (W992-X036) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
11-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
N
36828QPP5
B+
NR
NR
AAA
2/17/05
AAA
8/1/05
O
36828QPQ3
B
NR
NR
NR
8/25/05
B
8/30/05
P
36828QPR1
B-
NR
NR
NR
8/25/05
B-
8/30/05
Q
36828QPS9
NR
NR
NR
X-C
36828QPF7
AAA
NR
AAA
X-P
36828QPA8
AAA
NR
AAA
S
9ABSX036
NR
NR
NR
A-3FL Swap
9ABSX175
NR
NR
NR
A-3FL
36828QPT7
AAA
NR
AAA

09-Sep-2005 - 12:05 (W992-X036) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
11-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CA
4.63%
1-May-10
GECM053A
Office
0.00
150,000,000
597,913

IL
5.04%
1-Jun-10
GECM053A
Office
0.00
129,800,000
545,160

NY
5.52%
1-Jun-15
GECM053A
Office
0.00
98,245,691
560,579

NY
5.37%
1-Jun-15
GECM053A
Office
0.00
90,000,000
26,458

CA
5.07%
1-Jul-10
GECM053B
Multifamily
0.00
90,000,000
392,693

FL
4.73%
1-Jul-15
GECM053A
Lodging
0.00
80,000,000
0

GA
4.89%
1-Jul-12
GECM053A
Retail
0.00
74,836,152
397,649

TX
5.63%
1-May-10
GECM053A
Office
0.00
70,700,000
342,766

TX
5.35%
1-Jul-12
GECM053A
Office
0.00
69,000,000
317,879

MD
5.04%
1-Aug-12
GECM053A
Office
0.00
61,750,000
267,995

NY
5.90%
1-Mar-10
GECM053A
Office
0.00
50,000,000
0

NY
5.14%
1-Jul-15
GECM053A
Office
0.00
44,907,166
245,296

DC
5.35%
1-Jul-10
GECM053A
Office
0.00
43,600,000
200,975

NY
5.00%
1-Sep-15
GECM053A
Office
0.00
41,000,000
0

XX
5.30%
1-Jul-15
GECM053A
Retail
0.00
39,122,273
217,679

TN
5.16%
1-Aug-15
GECM053B
Multifamily
0.00
28,970,330
158,526

OR
5.49%
1-Jun-15
GECM053A
Mixed use
0.00
28,250,000
133,430

NY
5.25%
1-Jul-10
GECM053B
Multifamily
0.00
27,070,562
149,785

AZ
5.15%
1-Aug-15
GECM053B
Multifamily
0.00
26,975,000
115,768

VA
5.10%
1-Sep-15
GECM053B
Multifamily
0.00
26,500,000
0

CA
5.61%
1-Sep-15
GECM053A
Lodging
0.00
25,750,000
0

CA
5.02%
1-Sep-10
GECM053A
Office
0.00
19,200,000
0

VA
4.56%
1-Jul-15
GECM053B
Multifamily
0.00
18,918,000
74,285

09-Sep-2005 - 12:05 (W992-X036) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
11-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CA
5.61%
1-Sep-15
GECM053A
Lodging
0.00
17,750,000
0

CA
5.13%
1-Jun-15
GECM053A
Retail
0.00
17,375,000
76,754

CA
5.00%
1-Jul-15
GECM053A
Industrial
0.00
16,300,000
70,181

NC
4.61%
1-Mar-12
GECM053B
Multifamily
0.00
16,180,000
64,230

TX
4.95%
1-Jun-15
GECM053A
Retail
0.00
16,000,000
68,172

IL
5.21%
1-Jul-15
GECM053A
Retail
0.00
15,668,187
86,307

CO
5.46%
1-Jun-15
GECM053A
Retail
0.00
15,000,000
70,525

HI
5.06%
1-Sep-15
GECM053A
Retail
0.00
14,800,000
0

AR
5.48%
1-Aug-15
GECM053A
Office
0.00
14,500,000
68,424

VA
4.56%
1-Jul-15
GECM053B
Multifamily
0.00
14,264,000
56,010

VA
5.19%
1-Jun-15
GECM053A
Retail
0.00
13,170,000
58,859

NC
5.24%
1-Sep-15
GECM053B
Multifamily
0.00
13,000,000
0

CO
5.13%
1-Aug-15
GECM053A
Retail
0.00
13,000,000
57,428

FL
5.48%
1-Sep-15
GECM053A
Office
0.00
13,000,000
0

VA
5.10%
1-Sep-15
GECM053B
Multifamily
0.00
12,960,000
0

AL
5.22%
1-Jun-15
GECM053A
Retail
0.00
12,800,000
57,503

CO
5.05%
1-Jul-15
GECM053A
Manufactured Housing
0.00
12,100,000
52,618

CA
5.54%
1-Jul-15
GECM053A
Retail
0.00
11,977,568
68,436

OR
4.85%
1-Aug-10
GECM053A
Manufactured Housing
0.00
11,856,937
62,637

PA
4.70%
1-Jul-10
GECM053B
Multifamily
0.00
11,830,000
47,879

PA
4.70%
1-Jul-10
GECM053B
Multifamily
0.00
11,759,400
47,593

CT
5.13%
1-Jul-15
GECM053A
Retail
0.00
11,680,000
51,586

TX
5.55%
1-Jun-15
GECM053A
Industrial
0.00
11,550,000
55,199

09-Sep-2005 - 12:05 (W992-X036) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
11-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
VA
5.11%
1-Jun-15
GECM053A
Retail
0.00
11,462,476
62,510

OK
5.25%
1-Jun-15
GECM053B
Multifamily
0.00
11,164,559
61,847

CA
5.09%
1-Jul-15
GECM053A
Industrial
0.00
10,875,000
47,647

GA
5.03%
1-Jul-15
GECM053B
Multifamily
0.00
10,600,000
45,949

AZ
5.16%
1-Jul-15
GECM053A
Retail
0.00
10,478,467
57,397

AZ
5.35%
1-Jul-15
GECM053A
Manufactured Housing
0.00
10,450,000
48,143

MA
4.69%
1-Aug-15
GECM053A
Retail
0.00
10,275,000
41,479

NY
5.07%
1-Jun-15
GECM053B
Multifamily
0.00
9,807,612
53,245

NY
5.30%
1-Aug-15
GECM053A
Retail
0.00
9,640,455
53,587

MD
5.28%
1-Aug-15
GECM053B
Multifamily
0.00
9,000,000
40,920

CA
4.98%
1-Jul-15
GECM053A
Retail
0.00
9,000,000
38,595

TX
5.00%
1-Jul-15
GECM053B
Multifamily
0.00
8,880,000
38,233

PA
5.35%
1-Jul-15
GECM053A
Retail
0.00
8,782,762
49,140

PA
5.37%
1-Sep-15
GECM053A
Office
0.00
8,650,000
0

OR
4.93%
1-Aug-15
GECM053B
Multifamily
0.00
8,500,000
36,085

WA
5.09%
1-May-15
GECM053B
Multifamily
0.00
8,000,000
35,064

WA
5.17%
1-Jun-15
GECM053A
Retail
0.00
7,880,000
35,081

FL
5.69%
1-Jul-15
GECM053A
Lodging
0.00
7,479,639
46,930

WA
5.07%
1-Jul-15
GECM053A
Retail
0.00
7,184,926
38,973

VA
5.35%
1-Aug-15
GECM053A
Retail
0.00
6,993,160
39,089

TX
5.00%
1-Jul-15
GECM053B
Multifamily
0.00
6,935,000
29,859

ND
5.35%
1-Aug-15
GECM053A
Office
0.00
6,893,257
38,531

IL
5.20%
1-Jul-15
GECM053A
Office
0.00
6,866,025
37,779

09-Sep-2005 - 12:05 (W992-X036) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
11-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
UT
5.16%
1-Jul-15
GECM053B
Multifamily
0.00
6,566,506
35,969

WA
5.23%
1-Aug-15
GECM053A
Self storage
0.00
6,564,828
36,206

AR
4.98%
1-Aug-15
GECM053B
Multifamily
0.00
6,485,049
42,825

FL
5.18%
1-Jun-15
GECM053A
Retail
0.00
6,469,858
38,683

VA
5.38%
1-May-15
GECM053B
Multifamily
0.00
6,374,029
35,858

FL
4.95%
1-Jul-15
GECM053A
Manufactured Housing
0.00
6,300,000
26,854

SC
5.10%
1-Jun-15
GECM053B
Multifamily
0.00
6,240,000
27,404

FL
5.29%
1-Jul-15
GECM053B
Manufactured Housing
0.00
6,050,000
27,559

NY
5.25%
1-Jul-10
GECM053B
Multifamily
0.00
6,037,858
33,408

CA
5.45%
1-Jun-15
GECM053A
Self storage
0.00
5,981,839
33,879

MD
5.08%
1-Aug-15
GECM053A
Office
0.00
5,691,346
33,588

TX
5.14%
1-Jul-15
GECM053A
Retail
0.00
5,700,000
25,229

CA
5.30%
1-Jul-15
GECM053A
Self storage
0.00
5,586,011
32,536

FL
5.21%
1-Jul-15
GECM053A
Retail
0.00
5,488,855
30,235

AZ
5.35%
1-Jul-15
GECM053A
Manufactured Housing
0.00
5,300,000
24,417

IL
5.20%
1-Jul-15
GECM053A
Office
0.00
5,229,357
28,773

TX
5.29%
1-Aug-15
GECM053A
Retail
0.00
5,150,000
23,460

OR
4.85%
1-Aug-10
GECM053A
Manufactured Housing
0.00
5,084,398
26,860

TX
5.51%
1-May-15
GECM053A
Office
0.00
4,758,000
22,575

AZ
5.36%
1-Jun-15
GECM053A
Manufactured Housing
0.00
4,723,027
27,273

WA
4.83%
1-Aug-15
GECM053B
Multifamily
0.00
4,694,804
24,745

TX
5.00%
1-Jul-15
GECM053B
Multifamily
0.00
4,520,000
19,461

SC
5.26%
1-Aug-15
GECM053A
Office
0.00
4,495,505
24,877

09-Sep-2005 - 12:05 (W992-X036) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
11-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MO
5.40%
1-Jul-15
GECM053A
Retail
0.00
4,471,331
25,157

OR
5.01%
1-Aug-10
GECM053A
Manufactured Housing
0.00
4,420,309
23,781

IL
5.15%
1-May-15
GECM053A
Industrial
0.00
4,400,000
19,513

OR
5.01%
1-Aug-10
GECM053A
Manufactured Housing
0.00
4,345,388
23,378

FL
5.41%
1-Aug-15
GECM053A
Retail
0.00
4,290,671
29,361

NV
5.50%
1-Jul-15
GECM053A
Self storage
0.00
4,300,000
20,365

CA
5.20%
1-May-15
GECM053A
Self storage
0.00
4,050,000
18,135

TX
5.61%
1-Jun-15
GECM053A
Self storage
0.00
4,013,249
23,132

FL
5.52%
1-Jul-15
GECM053A
Self storage
0.00
3,950,000
18,776

TN
5.66%
1-Jun-15
GECM053A
Self storage
0.00
3,890,000
18,959

WA
4.85%
1-Aug-10
GECM053B
Manufactured Housing
0.00
3,822,788
20,195

IL
5.57%
1-Jun-15
GECM053A
Industrial
0.00
3,738,952
21,457

ND
5.49%
1-May-15
GECM053B
Multifamily
0.00
3,735,161
21,269

CA
4.94%
1-Aug-15
GECM053A
Retail
0.00
3,600,000
15,305

CA
5.47%
1-Jul-15
GECM053A
Self storage
0.00
3,600,000
16,957

NV
5.37%
1-Jul-15
GECM053A
Self storage
0.00
3,592,982
20,148

NY
5.43%
1-Jun-15
GECM053A
Self storage
0.00
3,489,359
19,719

TX
5.32%
1-Jul-15
GECM053A
Self storage
0.00
3,468,143
19,340

MO
5.10%
1-Jul-15
GECM053B
Multifamily
0.00
3,409,463
22,793

TX
5.00%
1-Jul-15
GECM053B
Multifamily
0.00
3,340,000
14,381

NC
5.65%
1-May-15
GECM053A
Retail
0.00
3,190,000
15,520

CA
5.50%
1-Jun-15
GECM053A
Self storage
0.00
3,103,683
17,675

NC
4.95%
1-Aug-15
GECM053A
Self storage
0.00
3,096,667
16,547

09-Sep-2005 - 12:05 (W992-X036) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
11-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
TX
5.13%
1-Jul-15
GECM053B
Manufactured Housing
0.00
3,093,597
16,889

CA
5.64%
1-Jun-15
GECM053B
Manufactured Housing
0.00
3,006,258
17,385

VA
5.61%
1-May-15
GECM053A
Mixed use
0.00
2,988,453
17,241

NV
5.02%
1-Jul-15
GECM053A
Self storage
0.00
2,893,852
15,603

FL
5.28%
1-Jul-15
GECM053A
Self storage
0.00
2,692,079
16,228

CO
5.50%
1-Jul-15
GECM053A
Self storage
0.00
2,520,000
11,935

NV
5.14%
1-Jul-15
GECM053A
Self storage
0.00
2,400,000
10,623

WA
5.39%
1-Jul-15
GECM053B
Multifamily
0.00
2,350,000
10,907

NC
5.63%
1-Aug-15
GECM053A
Retail
0.00
2,297,903
13,247

TX
5.44%
1-Aug-15
GECM053A
Self storage
0.00
2,288,000
10,718

FL
5.27%
1-Jun-15
GECM053A
Manufactured Housing
0.00
2,265,000
10,279

TX
5.25%
1-Jul-15
GECM053A
Retail
0.00
2,040,000
9,223

TX
5.00%
1-Jul-15
GECM053B
Multifamily
0.00
2,000,000
8,611

NV
5.02%
1-Jul-15
GECM053A
Self storage
0.00
1,895,972
10,223

TX
5.00%
1-Jul-15
GECM053B
Multifamily
0.00
1,811,000
7,797

NM
5.39%
1-Aug-15
GECM053A
Retail
0.00
1,800,000
8,355

GA
5.51%
1-Jul-15
GECM053A
Retail
0.00
1,400,000
6,643

2,115,466,134
8,187,704
0
09-Sep-2005 - 12:05 (W992-X036) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
11-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
09-Sep-2005 - 12:05 (W992-X036) (c) 2005 LaSalle Bank N.A.

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
11-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
Total
09-Sep-2005 - 12:05 (W992-X036) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
11-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
09-Sep-2005 - 12:05 (W992-X036) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
11-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 722902.1
09-Sep-2005 - 12:05 (W992-X036) (c) 2005 LaSalle Bank N.A.

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
11-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Defeased Loans
Statement Date:
Disclosure
Control #
09-Sep-2005 - 12:05 (W992-X036) (c) 2005 LaSalle Bank N.A.

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
11-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

09-Sep-2005 - 12:05 (W992-X036) (c) 2005 LaSalle Bank N.A.

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
11-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
Not Avail
Not Avail Not Avail
09-Sep-2005 - 12:05 (W992-X036) (c) 2005 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
11-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
09-Sep-2005 - 12:05 (W992-X036) (c) 2005 LaSalle Bank N.A.

GE Commercial Mortgage Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Sep-05
12-Sep-05
N/A
11-Oct-05
31-Aug-05
Commercial Mortgage Pass-Through Certificates
Series 2005-C3
ABN AMRO Acct: 722902.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
09-Sep-2005 - 12:05 (W992-X036) (c) 2005 LaSalle Bank N.A.